                              PROSPECTUS AMENDMENT

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                        OHIO NATIONAL VARIABLE ACCOUNT A

                               SEPTEMBER 1, 1999


This amends the prospectus dated July 1, 1999. The prospectus and Statement of Additional Information are now dated September 1, 1999.

EQUITY PORTFOLIO

The subadviser for the Equity portfolio of Ohio National Fund, Inc. is Legg Mason Fund Adviser, Inc.

SMALL CAP GROWTH PORTFOLIO

The name of the Small Cap Growth portfolio of Ohio National Fund, Inc. has been changed to CAPITAL GROWTH portfolio.

THE DOW(SM) TARGET 5 PORTFOLIOS

The Dow Target 5 portfolios of The Dow(SM) Target Variable Fund LLC have been added as available Funds. Their subadviser is First Trust Advisors L.P.

The Fund Annual Expenses for the Dow Target 5 portfolios are identical to those for the Dow Target 10 portfolios. The aggregate expenses on a $1,000 investment in the Dow Target 5 portfolios for 1 year, 3 years, 5 years and 10 years are identical to those shown for the Dow Target 10 portfolios.

SURRENDER CHARGE

The following sentence is added to the second paragraph of the Surrender Charge provision for ONcore Premier and Value variable annuities:

     You may take this 10% annual free withdrawal in up to 12 installments.

                                   PROSPECTUS

                           FLEXIBLE PURCHASE PAYMENT
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        OHIO NATIONAL VARIABLE ACCOUNT A
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (888) 744-7355

This prospectus offers a variable annuity contract allowing you to accumulate values and paying you benefits on a variable and/or fixed basis.

Variable annuities provide contract values and lifetime annuity payments that vary with the investment results of the Funds you choose. You cannot be sure that the contract value or annuity payments will equal or exceed your purchase payments.

The variable annuity contracts are designed for:

- annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code,

- other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code,

- individual retirement annuities qualifying for tax-deferred treatment under
  Section 408 or 408A of the Code, (4) state and municipal deferred compensation plans and

- non-tax-qualified retirement plans.

The minimum initial purchase payment is $10,000. You may make additional payments of at least $500 at any time ($300 for payroll deduction plans). We may limit your total purchase payments to $1,000,000.

You may direct the allocation of your purchase payments to one or more (but not more than 10) subaccounts of Ohio National Variable Account A ("VAA") and/or the Guaranteed Account. VAA is a separate account of The Ohio National Life Insurance Company. The assets of VAA are invested in shares of the Funds. The Funds are portfolios of Ohio National Fund, Inc., the Dow Target Variable Fund LLC, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, J.P. Morgan Series Trust II, Lazard Retirement Series, Inc., Morgan Stanley Dean Witter Universal Funds, Inc., Salomon Brothers Variable Series Funds Inc and Strong Variable Insurance Funds, Inc. See page 2 for the list of available Funds. See also the accompanying prospectuses of the Funds. The Fund prospectuses might also contain information about funds that are not available for these contracts.

You may withdraw all or part of the contract's value before annuity payments begin. You might incur federal income tax penalties for these early withdrawals. Your exercise of contract rights may be subject to the terms of your qualified employee trust or annuity plan. This prospectus contains no information concerning your trust or plan.

You may revoke the contract, without penalty, within 10 days of receiving it (or a longer period if required by state law).


KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT SETS FORTH THE INFORMATION ABOUT VAA AND THE VARIABLE ANNUITY CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT VAA HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1999. WE HAVE INCORPORATED THE STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE. IT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING US AT THE ABOVE ADDRESS. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS ON THE BACK PAGE OF THIS PROSPECTUS.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.


                                  JULY 1, 1999

                               TABLE OF CONTENTS

Available Funds.............................................    2
Fee Table...................................................    3
  Financial Statements......................................    7
Accumulation Unit Values....................................    8
  Ohio National Life........................................    8
  Ohio National Variable Account A..........................    9
  The Funds.................................................    9
  Mixed and Shared Funding..................................    9
  Voting Rights.............................................   10
Distribution of Variable Annuity Contracts..................   10
Deductions and Expenses.....................................   10
  Sales Charge..............................................   10
  Contract Administration Charge............................   10
  Deduction for Administrative Expenses.....................   10
  Deduction for Risk Undertakings...........................   11
  Transfer Fee..............................................   11
  Deduction for State Premium Tax...........................   11
  Fund Expenses.............................................   11
Description of Variable Annuity Contracts...................   11
  10-Day Free Look..........................................   11
  Accumulation Period.......................................   12
  Annuity Period............................................   16
  Other Contract Provisions.................................   18
  Contract Owner Inquiries..................................   18
  Performance Data..........................................   19
Federal Tax Status..........................................   19
IRA Disclosure Statement....................................   23

                                AVAILABLE FUNDS


OHIO NATIONAL FUND, INC.                        INVESTMENT ADVISER (SUBADVISER)
Firstar Growth & Income Portfolio               (Firstar Investment Research & Management
                                                Co.)
Strategic Income Portfolio                      (Firstar Bank, N.A.)
Relative Value Portfolio                        (Firstar Bank, N.A.)
Money Market Portfolio                          Ohio National Investments, Inc.
Equity Portfolio                                Ohio National Investments, Inc.
Bond Portfolio                                  Ohio National Investments, Inc.
Omni Portfolio (a flexible portfolio fund)      Ohio National Investments, Inc.
S&P 500 Index Portfolio                         Ohio National Investments, Inc.
International Portfolio                         (Federated Global Investment Management
                                                Corp.)
International Small Company Portfolio           (Federated Global Investment Management
                                                Corp.)
Capital Appreciation Portfolio                  (T. Rowe Price Associates, Inc.)
Growth & Income Portfolio                       (RS Investment Management, L.P.)
Small Cap Growth Portfolio                      (RS Investment Management, L.P.)
High Income Bond Portfolio                      (Federated Investment Counseling)
Equity Income Portfolio                         (Federated Investment Counseling)
Blue Chip Portfolio                             (Federated Investment Counseling)

THE DOW(SM)TARGET VARIABLE FUND LLC
The Dow(SM)Target 10 Portfolios                 (First Trust Advisors L.P.)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund            Goldman Sachs Asset Management
Goldman Sachs CORE U.S. Equity Fund             Goldman Sachs Asset Management
Goldman Sachs Capital Growth Fund               Goldman Sachs Asset Management
Goldman Sachs Global Income Fund                Goldman Sachs Asset Management
                                                International
JANUS ASPEN SERIES
Growth Portfolio                                Janus Capital Corporation
International Growth Portfolio                  Janus Capital Corporation
Worldwide Growth Portfolio                      Janus Capital Corporation
Balanced Portfolio                              Janus Capital Corporation
J.P. MORGAN SERIES TRUST II
J.P. Morgan Small Company Portfolio             J.P. Morgan Investment Management, Inc.
LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio                             Lazard Asset Management
Emerging Markets Portfolio                      Lazard Asset Management
MITCHELL HUTCHINS SERIES TRUST
Strategic Income Portfolio                      Mitchell Hutchins Asset Management Inc.
Growth & Income Portfolio                       Mitchell Hutchins Asset Management Inc.
Tactical Allocation Portfolio                   Mitchell Hutchins Asset Management Inc.
Small Cap Portfolio                             Mitchell Hutchins Asset Management Inc.
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
Fixed Income Portfolio                          Miller Anderson Sherrerd, LLP
Value Portfolio                                 Miller Anderson Sherrerd, LLP
U.S. Real Estate Portfolio                      Morgan Stanley Dean Witter Investment
                                                Management, Inc.
Emerging Markets Debt Portfolio                 Morgan Stanley Dean Witter Investment
                                                Management, Inc.
SALOMON BROTHERS VARIABLE SERIES FUNDS INC
Capital Fund                                    Salomon Brothers Asset Management Inc
Total Return Fund                               Salomon Brothers Asset Management Inc
Investors Fund (a capital growth fund)          Salomon Brothers Asset Management Inc
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                   Strong Capital Management, Inc.
Strong Opportunity Fund II
  (a mid cap/ small cap fund)                   Strong Capital Management, Inc.
Strong Schafer Value Fund II                    Strong Capital Management, Inc.


                                   FEE TABLE

     CONTRACTOWNER TRANSACTION EXPENSES
     ----------------------------------
Sales Load                                    None
Exchange (transfer) Fee                       $10 (currently no charge for the first transfer
                                              each calendar month)
Annual Contract Fee                           $30 (no fee if contract value exceeds $50,000)

VAA ANNUAL EXPENSES (as a percentage of average account
  value)
Mortality and Expense Risk Fees***                           1.25%
Account Fees and Expenses                                    0.25%
                                                             -----
Total VAA Annual Expenses                                    1.50%


***The Mortality and Expense Risk fees may be changed at any time, but may not be increased to more than 1.25%.


Neither the table nor the examples reflect any premium taxes that may apply to a contract. These currently range from 0% to 3.5%. For further details, see Deduction for State Premium Tax.

In those states permitting an optional increasing death benefit, we may charge up to 0.25% of the death benefit amount if you choose one of those options. See Death Benefit for details.

FUND ANNUAL EXPENSES (as a percentage of the Fund average net assets)


                                                                        TOTAL FUND
                                                                         EXPENSES       TOTAL       TOTAL FUND
                                                                         WITHOUT       WAIVERS       EXPENSES
                                               MANAGEMENT     OTHER     WAIVERS OR       AND       WITH WAIVERS
                                                  FEES      EXPENSES    REDUCTIONS   REDUCTIONS*   OR REDUCTIONS
                                               ----------   ---------   ----------   -----------   -------------
OHIO NATIONAL FUND:
  Firstar Growth & Income                         0.90%        0.43%       1.33%         0.00%         1.33%
  Strategic Income                                0.80%        0.38%       1.18%         0.00%         1.18%
  Relative Value                                  0.90%        0.18%       1.08%         0.00%         1.08%
  Money Market*                                   0.30%        0.16%       0.46%         0.05%         0.41%
  Equity                                          0.80%        0.11%       0.91%         0.00%         0.91%
  Bond                                            0.58%        0.14%       0.72%         0.00%         0.72%
  Omni                                            0.54%        0.11%       0.65%         0.00%         0.65%
  S&P 500 Index                                   0.40%        0.09%       0.49%         0.00%         0.49%
  International*                                  0.90%        0.27%       1.17%         0.05%         1.12%
  International Small Company                     1.00%        0.40%       1.40%         0.00%         1.40%
  Capital Appreciation                            0.80%        0.13%       0.93%         0.00%         0.93%
  Growth & Income                                 0.85%        0.12%       0.97%         0.00%         0.97%
  Small Cap Growth                                0.90%        0.40%       1.30%         0.00%         1.30%
  High Income Bond                                0.75%        0.05%       0.80%         0.00%         0.80%
  Equity Income                                   0.75%        0.43%       1.18%         0.00%         1.18%
  Blue Chip                                       0.90%        0.32%       1.22%         0.00%         1.22%
DOW TARGET VARIABLE FUND LLC:
  Dow Target 10**                                 0.60%        0.15%       0.75%         0.00%         0.75%
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
  Goldman Sachs Growth and Income*                0.75%        1.94%       2.69%         1.79%         0.90%
  Goldman Sachs CORE U.S. Equity*                 0.70%        2.13%       2.83%         2.03%         0.80%
  Goldman Sachs Capital Growth*                   0.75%        1.03%       1.78%         0.68%         0.90%
  Goldman Sachs Global Income*                    0.90%        2.40%       3.30%         2.25%         1.05%
JANUS ASPEN SERIES:
  Growth*                                         0.72%        0.03%       0.75%         0.07%         0.68%
  International Growth*                           0.75%        0.20%       0.95%         0.09%         0.86%
  Worldwide Growth*                               0.67%        0.07%       0.74%         0.02%         0.72%
  Balanced                                        0.72%        0.02%       0.74%         0.00%         0.74%
J.P. MORGAN SERIES TRUST II:
  J.P. Morgan Small Company*                      0.60%        2.83%       3.43%         2.28%         1.15%

                                                                        TOTAL FUND
                                                                         EXPENSES       TOTAL       TOTAL FUND
                                                                         WITHOUT       WAIVERS       EXPENSES
                                               MANAGEMENT     OTHER     WAIVERS OR       AND       WITH WAIVERS
                                                  FEES      EXPENSES    REDUCTIONS   REDUCTIONS*   OR REDUCTIONS
                                               ----------   ---------   ----------   -----------   -------------
LAZARD RETIREMENT SERIES, INC.:
  Small Cap*                                      0.75%       16.20%      16.95%        15.70%         1.25%
  Emerging Markets*                               1.00%       14.37%      15.37%        13.77%         1.60%
MITCHELL HUTCHINS SERIES TRUST:
  Strategic Income                                0.75%        0.94%       1.69%         0.25%         1.44%
  Growth & Income                                 0.70%        0.59%       1.29%         0.25%         1.04%
  Tactical Allocation                             0.50%        0.70%       1.20%         0.25%         0.95%
  Small Cap                                       1.00%        1.19%       2.19%         0.25%         1.94%
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,
  INC.:
  Fixed Income*                                   0.40%        1.31%       1.71%         1.01%         0.70%
  Value*                                          0.55%        1.32%       1.87%         1.02%         0.85%
  U.S. Real Estate*                               0.80%        1.52%       2.32%         1.22%         1.10%
  Emerging Markets Debt*                          0.80%        1.26%       2.06%         0.54%         1.52%
SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
  Capital*                                        1.00%        2.26%       3.26%         2.26%         1.00%
  Total Return*                                   0.80%        1.90%       2.70%         1.70%         1.00%
  Investors*                                      0.75%        1.07%       1.82%         0.82%         1.00%
STRONG VARIABLE INSURANCE FUNDS, INC.:
  Strong Mid Cap Growth II                        1.00%        0.20%       1.20%         0.00%         1.20%
  Strong Opportunity II                           1.00%        0.10%       1.16%         0.00%         1.16%
  Strong Schafer Value II                         1.00%        0.20%       1.20%         0.00%         1.20%


EXAMPLE -- You would pay the following aggregate expenses on a $1,000 investment in each Fund, assuming a 5% annual return:


                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
OHIO NATIONAL FUND, INC.:
  Firstar Growth & Income                                      $29       $88      $149       $316
  Strategic Income                                              27        83       142        301
  Relative Value                                                26        80       137        291
  Money Market *                                                19        60       103        223
  Equity                                                        24        75       129        275
  Bond                                                          23        69       119        255
  Omni                                                          22        67       115        248
  S&P 500 Index                                                 20        62       107        232
  International *                                               27        81       139        295
  International Small Company                                   29        90       153        322
  Capital Appreciation                                          25        76       130        277
  Growth & Income                                               24        74       126        271
  Small Cap Growth                                              26        79       136        289
  High Income Bond                                              23        72       123        264
  Equity Income                                                 27        83       142        301
  Blue Chip                                                     28        84       144        305
DOW TARGET VARIABLE FUND LLC:
  Dow Target 10**                                               23        70       120        258

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
  Goldman Sachs Growth and Income*                              24        75       128        274
  Goldman Sachs CORE U.S. Equity*                               23        72       123        264
  Goldman Sachs Capital Growth*                                 24        75       128        274
  Goldman Sachs Global Income*                                  26        79       136        289
JANUS ASPEN SERIES:
  Growth*                                                       22        68       117        251
  International Growth*                                         24        73       126        269
  Worldwide Growth*                                             23        69       119        255
  Balanced                                                      23        69       119        255
J.P. MORGAN SERIES TRUST II:
  J.P. Morgan Small Company*                                    27        82       141        298
LAZARD RETIREMENT SERIES, INC.:
  Small Cap*                                                    28        85       145        308
  Emerging Markets*                                             31        96       163        341
MITCHELL HUTCHINS SERIES TRUST:
  Strategic Income                                              30        91       155        326
  Growth & Income                                               26        79       135        288
  Tactical Allocation                                           25        76       131        279
  Small Cap                                                     35       106       179        372
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.:
  Fixed Income*                                                 22        69       118        253
  Value*                                                        24        73       126        269
  U.S. Real Estate*                                             26        81       138        293
  Emerging Markets Debt*                                        31        93       159        334
SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
  Capital*                                                      25        78       133        284
  Total Return*                                                 25        78       133        284
  Investors*                                                    25        78       133        284
STRONG VARIABLE INSURANCE FUNDS, INC.:
  Strong Mid Cap Growth II                                      27        84       143        303
  Strong Opportunity II                                         27        83       141        299
  Strong Schafer Value II                                       27        84       143        303


*The investment advisers of certain Funds are voluntarily waiving part or all of their management fees and/or reimbursing certain Funds in order to reduce total Fund expenses.

EXAMPLE -- Without the voluntary fee waivers or reimbursements by investment advisers, you would pay the following aggregate expenses on a $1,000 investment in each of the following Funds, assuming 5% annual return:


                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
OHIO NATIONAL FUND, INC.:
  Money Market                                                 $20       $62      $106       $229
  International                                                 27        83       142        300
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
  Goldman Sachs Growth and Income                               42       127       214        436
  Goldman Sachs CORE U.S. Equity                                43       131       220        448
  Goldman Sachs Capital Growth                                  33       101       171        358
  Goldman Sachs Global Income                                   48       144       241        485

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
JANUS ASPEN SERIES
  Growth                                                        23        70       120        258
  International Growth                                          25        76       131        279
  Worldwide Growth                                              23        70       120        257
J.P. MORGAN SERIES TRUST II:
  J.P. Morgan Small Company                                     49       148       247        495
LAZARD RETIREMENT SERIES, INC.:
  Small Cap                                                    166       437       643        970
  Emerging Markets                                             150       403       604        944
MITCHELL HUTCHINS SERIES TRUST:
  Strategic Income                                              32        98       167        349
  Growth & Income                                               28        87       147        312
  Tactical Allocation                                           27        84       143        303
  Small Cap                                                     37       113       191        394
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
  Fixed Income                                                  80       135       165        294
  Value                                                         29        87       149        315
  U.S. Real Estate                                              33       100       169        353
  Emerging Markets Debt                                         36       109       184        382
SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
  Capital                                                       48       143       239        482
  Total Return                                                  44       133       223        453
  Investors                                                     36       109       185        384


**The "Other Expenses" (and, accordingly, the Total Fund Expenses) for these Funds are based on estimates.

The purpose of the above table is to help you to understand the costs and expenses that you will bear directly or indirectly. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Note that the expense amounts shown in the examples are aggregate amounts for the total number of years indicated. In the examples, the annual fee is treated as if it were deducted as a percentage of assets, based upon the average account value for all contracts, including ones from which a portion of the contract fee may be paid from amounts invested in the Guaranteed Account. The above table and examples reflect only the charges for contracts currently offered by this prospectus and not other contracts that we may offer.

FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life, including the Independent Auditors' Reports for them, are included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

This series of variable annuity contracts began on May 1, 1998. The Dow Target Variable Fund was first used in these contracts January 6, 1999. Ohio National Fund International Small Company Portfolio and Lazard Retirement Series, Small Cap and Emerging Markets Portfolios were first used in these contracts May 1, 1999.

                                            YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                           DECEMBER 31     BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                           ------------    -----------------    -------------    ---------------
OHIO NATIONAL FUND:
Money Market                                   1998           $10.000000         $10.250770          354,726
Bond                                           1998           $10.000000         $10.211170                0
Omni                                           1998           $10.000000         $ 9.373686                0
S&P 500 Index                                  1998           $10.000000         $11.131014           14,746
International                                  1998           $10.000000         $ 9.345821                0
Capital Appreciation                           1998           $10.000000         $ 9.830302            6,258
Growth & Income                                1998           $10.000000         $ 9.287411            3,517
Small Cap Growth                               1998           $10.000000         $10.359321            5,017
High Income Bond                               1998           $10.000000         $ 9.882097                0
Equity Income                                  1998           $10.000000         $10.488837                0
Blue Chip                                      1998           $10.000000         $10.134253            2,508
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Goldman Sachs Growth and Income                1998           $10.000000         $ 8.842262           10,579
Goldman Sachs CORE U.S. Equity                 1998           $10.000000         $10.178701           13,701
Goldman Sachs Capital Growth                   1998           $10.000000         $11.183295                0
Goldman Sachs Global Income                    1998           $10.000000         $10.562975                0
JANUS ASPEN SERIES:
Growth                                         1998           $10.000000         $11.550278            7,103
International Growth                           1998           $10.000000         $ 9.866798                0
Worldwide Growth                               1998           $10.000000         $10.498008            2,063
Balanced                                       1998           $10.000000         $11.619511           10,515
J.P. MORGAN SERIES TRUST II:
J.P. Morgan Small Company                      1998           $10.000000         $ 8.326677           11,686
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS:
Fixed Income                                   1998           $10.000000         $10.442562            3,925
Value                                          1998           $10.000000         $ 8.793779                0
U.S. Real Estate                               1998           $10.000000         $ 8.935176                0
Emerging Markets Debt                          1998           $10.000000         $ 6.715933                0
SALOMON BROTHERS VARIABLE SERIES FUNDS:
Capital                                        1998           $10.000000         $10.660198            3,518
Total Return                                   1998           $10.000000         $ 9.998263            3,757
Investors                                      1998           $10.000000         $10.125357            4,237
STRONG VARIABLE INSURANCE:
Strong Mid Cap Growth II                       1998           $10.000000         $11.518881                0
Strong Opportunity II                          1998           $10.000000         $ 9.534784           42,277
Strong Schafer Value II                        1998           $10.000000         $ 9.386490                0

OHIO NATIONAL LIFE

Ohio National Life was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets in excess of $7 billion and equity in excess of $710 million. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the majority voting interest of the holding company.

OHIO NATIONAL VARIABLE ACCOUNT A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. However, contract values may not be allocated to more than 10 variable subaccounts at any one time. Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

THE FUNDS

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the fee table beginning on page 3. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAA. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

For additional information concerning the Funds, including their investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

MIXED AND SHARED FUNDING

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of Ohio National Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners

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

and to determine if any action should be taken. That could possibly include the withdrawal of VAA's participation in a Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any Fund; or

- differences in voting instructions given by different types of owners.

VOTING RIGHTS

We will vote Fund shares held in VAA at shareholders Fund meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your contract value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of votes tends to decrease as annuity payments progress.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. "ONEQ" is a wholly-owned subsidiary of ours. ONEQ is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. We pay ONEQ 7.25% of each purchase payment and ONEQ then pays part of that to the broker-dealers. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ONEQ. If our surrender charge is not sufficient to recover the fee paid to ONEQ, any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ONEQ's address is One Financial Way, Montgomery, Ohio 45242.

                            DEDUCTIONS AND EXPENSES

SALES CHARGE

No deduction is made for sales expense.

CONTRACT ADMINISTRATION CHARGE

Each year on the contract anniversary (or when you surrender of the contract), we will deduct a contract administration charge of $30 from the contract value. This helps to repay us for maintaining the contract. There is no contract administration charge for contracts having a value of at least $50,000. There is no charge after annuity payments begin. We guarantee not to increase the contract administration charge.

DEDUCTION FOR ADMINISTRATIVE EXPENSES

At the end of each valuation period we deduct an amount equal to 0.25% on an annual basis of the contract value. This deduction reimburses us for expenses not covered by the contract administration charge. Examples of these expenses are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

DEDUCTION FOR RISK UNDERTAKINGS

We guarantee that, until annuity payments begin, the contract's value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.


For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.25% of the contract value on an annual basis. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.25% on an annual basis. We agree that the deduction for these risk undertakings shall not be increased to more than the rate in effect at the time the contract is issued. We may discontinue this limitation on our right to increase the deduction, but only as to contracts purchased after notice of the discontinuance. The risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.60% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.


TRANSFER FEE

We may charge a transfer fee of $10 for each transfer from one or more subaccounts to other subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We do not charge for your first transfer each calendar month.

DEDUCTION FOR STATE PREMIUM TAX

Most states do not presently charge a premium tax for these contracts. Where a tax applies, the rates for tax-qualified contracts are presently 0.5% in California, 1.0% in Puerto Rico and West Virginia, 2.0% in Kentucky and 2.25% in the District of Columbia. For non-tax-qualified contracts, the rates are presently 1.0% in Puerto Rico, West Virginia and Wyoming, 1.25% in the South Dakota, 2.0% in Kansas, Kentucky and Maine, 2.25% in the District of Columbia, 2.35% in California and 3.5% in Nevada. The deduction for premium taxes will be made when incurred. Normally, that is not until annuity payments begin. However, in Kansas, South Dakota and Wyoming, they are presently being deducted from purchase payments.

FUND EXPENSES

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses.

                   DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

10-DAY FREE LOOK

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the contract value as of the date of cancellation. To revoke, you must return the contract to us within the free look period. In Georgia, Idaho, Indiana, Nebraska, Nevada, North Carolina, Oklahoma, South Carolina, Utah and Washington, state law requires that the original purchase price be returned in lieu of the current contract value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds will first be allocated to the Money Market Fund until the end of the free look period.

ACCUMULATION PERIOD

PURCHASE PAYMENTS

Your first purchase payment must be at least $10,000. You do not have to make any more payments after that. But you may make additional purchase payments at any time of at least $500 each ($300 for payroll deduction plans). We may limit your total purchase payments to $1,000,000.

ACCUMULATION UNITS

Until the annuity payout date, the contract value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies depending upon the investment results of each Fund to which payments are allocated.

CREDITING ACCUMULATION UNITS

Your representative will send an order or application, together with the first purchase payment, to our home office for acceptance. Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

You must send any additional purchase payments directly to our home office. They will then be applied to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office.

ALLOCATION OF PURCHASE PAYMENTS

You may allocate your purchase payments among up to 10 variable subaccounts of VAA and to the Guaranteed Account. The amount you allocate to any Fund or the Guaranteed Account must equal a whole percent You may change your allocation of future purchase payments at any time by sending written notice to our home office.

ACCUMULATION UNIT VALUE AND ACCUMULATION VALUE

We set the accumulation unit value of each subaccount of VAA at $10 when we credited the first payments for these contracts. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract's value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period.

NET INVESTMENT FACTOR

The net investment factor measures the investment results of each subaccount. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is

     (1) the net asset value of the corresponding Fund share at the end of a valuation period, plus

     (2) the per share amount of any dividends or other distributions declared for that Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

     (3) a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)

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

(b) is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c) is the deduction for administrative and sales expenses and risk undertakings.

SURRENDER AND PARTIAL WITHDRAWAL

Before annuity payments begin (and also after that in the case of annuity Option 1(e) described below) you may surrender (totally withdraw the value of) your contract or elect a partial withdrawal (at least $1,000). In the case of a complete surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment described below. Surrenders and partial withdrawals are limited or not permitted in connection with certain retirement plans. For tax consequences of a surrender or withdrawal, see Federal Tax Status.

If you request a surrender or partial withdrawal which includes contract values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared. We require the return of the contract in the case of a complete surrender.

Your right to withdraw may be suspended or the date of payment postponed:

(1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission has restricted trading on the Exchange;

(2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund's net assets; or

(3) such other periods as the Commission may order to protect security holders.

TRANSFERS AMONG SUBACCOUNTS

You may transfer contract values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract's interest in a Fund, if less).

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day's total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not made. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Certain third parties may offer you asset allocation or timing services for your contract. We may choose to honor transfer requests from these third parties if you give us a written power of attorney to do so. Fees you pay for such asset allocation or timing services are in addition to any contract charges. WE DO NOT ENDORSE, APPROVE OR RECOMMEND THESE SERVICES.

After annuity payments begin, you may make transfers among Funds only once each calendar quarter. The transfer fee no longer applies then. Not more than 20% of a contract's Guaranteed Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

TELEACCESS

If you give us a pre-authorization form, your contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 7:00 p.m. (Eastern time) on days that we are open for business, at 1-800-366-6654, #8. You may only make one telephone transfer per day. We will honor

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

pre-authorized telephone transfer instructions from anyone who provides the personal identifying information requested via TeleAccess. We will not honor telephone transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all telephone transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the TeleAccess request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE TELEACCESS ONCE YOU AUTHORIZE IT.

SCHEDULED TRANSFERS (DOLLAR COST AVERAGING)

We administer a scheduled transfer ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount of at least $300 each time. At least 12 DCA transfers must be scheduled. The transfers may be from any variable Funds to any other Funds or to the Guaranteed Account. Transfers may be made from the Guaranteed Account to any other Funds if the DCA program is established at the time the contract is issued, the DCA program is scheduled to begin within 6 months of contract issue and the term of the DCA program does not exceed 2 years. For transfers from variable Funds, the DCA program may not exceed 5 years. There is no transfer fee for DCA transfers. DCA transfers do not count as the free transfer you are allowed once each calendar month. We may discontinue the DCA program at any time. You may also discontinue further DCA transfers by giving us written notice at least 7 business days before the next scheduled transfer.

DCA generally has the effect of reducing the risk of purchasing at the top, and selling at the bottom, of market cycles. DCA transfers from the Guaranteed Account or from a Fund with a stabilized net asset value, such as the Money Market Fund, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from a variable Fund, DCA has the effect of reducing the average price of the shares being redeemed. DCA might also be used to systematically transfer contract values from variable Funds to the Guaranteed Account in anticipation of retirement, reducing the risk of making a single transfer during a low market.

PORTFOLIO REBALANCING

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of contract value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

To elect this option, or to discontinue it, you must give us written authorization. The transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the free transfer you are allowed once each calendar month. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

DEATH BENEFIT

If the annuitant (and any contingent annuitant) dies before annuity payments begin, the contract pays a death benefit to a designated beneficiary. (Death benefits are not available on any contract purchased through a bank in Puerto Rico.) The amount of the death benefit will be determined as of the date of the annuitant's death. It will be paid to the beneficiary in a single sum unless you elect settlement under one or more of the settlement options. If the death benefit is not claimed within 90 days after the date of death, we will pay the contract value instead of any greater death benefit.

This death benefit will be the greater of:

- the contract value; or

- the net of purchase payments less withdrawals.

In those states where permitted, you may elect an optional annual stepped-up death benefit at the time the contract is issued. With that option, the death benefit will be increased in the manner indicated in the preceding paragraph, until the annuitant attains age 80, on each contract anniversary on which the contract value exceeds the death benefit for the previous year. There is an additional charge (presently at an annual rate of 0.05% of the optional death benefit amount, which rate may be increased to no more than 0.25% on contracts issued in the future) for this optional benefit.

In those states where permitted, you may elect a guaranteed minimum death benefit at the time the contract is issued. With this option, the death benefit is the greater of (a) the contract value on the date of death or (b) the guaranteed minimum death benefit amount. The guaranteed minimum death benefit amount for contract values held in the Guaranteed Account and the Money Market Fund is the contract value as of the date of death. For all other subaccounts, the guaranteed minimum death benefit amount is (i) the net of purchase payments less withdrawals plus (ii) a daily increase, until the annuitant attains age 80, at an effective annual rate of 6%. There is an additional charge for this option of 0.25% of the guaranteed minimum death benefit amount.

GUARANTEED ACCOUNT

The Guaranteed Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. The Guaranteed Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it.

The Guaranteed Account consists of all of our general assets other than those allocated to a separate account. You may allocate purchase payments and contract values between the Guaranteed Account and the Funds.

We invest our general assets in our discretion as allowed by Ohio law. We allocate the investment income from our general assets to those contracts having guaranteed values.

The amount of investment income allocated to the contracts varies from year to year in our sole discretion. However, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to contract values allocated to the Guaranteed Account. We may credit interest at a rate in excess of 3%, but any such excess interest credit will be in our sole discretion.

We guarantee that, before annuity payments begin, the guaranteed value of a contract will never be less than:

- the amount of purchase payments allocated to, and transfers into, the Guaranteed Account, plus

- interest credited at the rate of 3% per year compounded annually, plus

- any additional excess interest we may credit to guaranteed values, minus

- any partial withdrawals, loans and transfers from the guaranteed values, minus

- any loan interest, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Guaranteed Account.

No deductions are made from the Guaranteed Account for administrative expenses or risk undertakings.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Guaranteed Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Guaranteed Account for up to six months from the date we receive your written request for withdrawal.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

We and our affiliated companies offer a credit on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit counts as additional income under the contract. The amount of the credit equals 3.2% of all purchase payments made in the first contract year and 5.5% of purchase payments made in the second through sixth contract years. We credit the Guaranteed Account in these amounts at the time the eligible person makes each payment.

TEXAS STATE OPTIONAL RETIREMENT PROGRAM

Under the Texas State Optional Retirement Program (the "Program"), purchase payments may be excluded from the gross income of state employees for federal tax purposes to the extent that such purchase payments do not exceed the exclusion allowance provided by the Code. The Attorney General of Texas has interpreted the Program as prohibiting any participating state employee from receiving the surrender value of a contract funding benefits under the Program prior to termination of employment or the state employee's retirement, death or total disability. Therefore, a participant in the Program may not make a surrender or partial withdrawal until the first of these events occurs.

ANNUITY PERIOD

ANNUITY PAYOUT DATE

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it from time to time so long as it is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later than the first of the month following the annuitant's 90th birthday. This restriction may be modified by applicable state law or we may agree to waive it.

The contracts include our guarantee (except for option 1(e) below) that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract's annuity rates, no matter how long you live.

Other than in connection with annuity Option 1(e) described below, once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, the beneficiary may surrender the contract for the commuted value of any remaining period-certain payments. You may make surrenders and partial withdrawals from Option 1(e) at any time.

ANNUITY OPTIONS

You may elect one or more of the following annuity options. You may change the election anytime before the annuity payout date.

Option 1(a):   Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant's death).

Option 1(b):  Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.

Option 1(c):   Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.

Option 1(d):  Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

Option 1(e):   Installment Refund Annuity with payments guaranteed for a fixed number (up to thirty) of years. This option is available for variable annuity payments only. (Although the deduction for risk undertakings is taken from annuity unit values, we have no mortality risk during the annuity payout period under this option.)

Option 2(a):   Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant's death.)

Option 2(b):  Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.

We may agree to other settlement options.

Unless you direct otherwise, we will apply the contract value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the contract values immediately before the annuity payout date.

If no election is in effect on the annuity payout date, we will apply contract value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.

The Internal Revenue Service has not ruled on the tax treatment of a commutable variable annuity. If you select Option 1(e), it is possible that the IRS could determine that the entire value of the annuity is fully taxable at the time you elect Option 1(e) or that variable annuity payments under this option should not be taxed under the annuity rules (see Federal Tax Status). This could result in your payments being fully taxable to you. Should the IRS so rule, we may have to tax report up to the full value of the annuity as your taxable income.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

To determine the first variable annuity payment we apply the contract value for each Fund in accordance with the contract's settlement option tables. The rates in those tables depend upon the annuitant's (and any contingent annuitant's) age and sex and the option selected. The annuitant's sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount that would be applied under an option is less than $5,000, we will pay the contract value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25, we may change the frequency of payments so that the first payment is at least $25.

ANNUITY UNITS AND VARIABLE PAYMENTS

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value that Fund's annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

The annuity unit value for each Fund was set at $10 for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor (described on page 12) for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize the 3% assumed interest rate discussed below.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the 1983(a) Mortality Table Projected to 1996 under Scale G with compound interest at the effective rate of 3% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

TRANSFERS DURING ANNUITY PAYOUT

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the Funds on which variable annuity payments are based. On at least 30 days written notice our home office we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. The annuity payment immediately after a change will be the amount that would have been paid without the change. Later payments will reflect the new mix of Funds.

OTHER CONTRACT PROVISIONS

ASSIGNMENT

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

- the annuitant,

- a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

- the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

- as otherwise permitted by laws and regulations governing plans for which the contract may be issued.

PERIODIC REPORTS

Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

SUBSTITUTION FOR FUND SHARES

If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

CONTRACT OWNER INQUIRIES

Direct any questions to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 1-800-366-6654 (8:30 a.m. to
4:30 p.m., Eastern time).

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PERFORMANCE DATA

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract but does not reflect the deduction of any applicable contract administration charge or surrender charge. The deduction of a contract administration charge or surrender charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charges as well as applicable asset-based charges.

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, IBC's Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

                               FEDERAL TAX STATUS

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a "regulated investment company" under Subchapter M of the Code.

As to tax-qualified contracts, the law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no "investment in the contract" and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the contract value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

When annuity payments begin each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your "investment in the contract." You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your "investment in the contract" divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your "investment in the contract," all further annuity payments will be included in your taxable income.

If you elect to receive the accumulated value in a single sum in lieu of annuity payments, any amount you receive or withdraw in excess of the "investment in the contract" will normally be taxed as ordinary income in the year received. A partial withdrawal of contract values is taxable as income to the extent that the accumulated value of the contract immediately before the payment exceeds the "investment in the contract." Such a withdrawal is treated as a distribution of earnings first and only second as a recovery of your "investment in the contract." Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a partial withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

- received on or after the taxpayer reaches age 59 1/2;

- made to a beneficiary on or after the death of the annuitant;

- attributable to the taxpayer's becoming disabled;

- made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

- from a contract that is a qualified funding asset for purposes of a structured settlement;

- made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

- incident to divorce, or

- taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified education expenses.

If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding.

TAX-DEFERRED ANNUITIES

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed your exclusion allowance as determined in Sections 403(b) and 415 of the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing "investment in the contract." Under certain circumstances, amounts you receive may be used to make a "tax-free rollover" into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, for a salary reduction agreement under Section 403(b) of the Code, distributions may be paid only when the employee:

- attains age 59 1/2,

- separates from the employer's service,

- dies,

- becomes disabled as defined in the Code, or

- incurs a financial hardship as defined in the Code.

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

QUALIFIED PENSION OR PROFIT-SHARING PLANS

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403(a) of the Code, are generally excludable from the employees gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an "investment in the contract" under Section 72 of the Code for the employee's annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee's gross income.

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 1/2, except in the event of death, total disability or separation from service (special rules apply for plan terminations). Distributions must begin no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code.

If an employee, or one or more of the beneficiaries, receives the total amounts payable with respect to an employee within one taxable year after age 59 1/2 on account of the employee's death or separation from service of the employer, any amount received in excess of the employee's "investment in the contract" may be taxed under special 5-year forward averaging rules. Five-year averaging will no longer be available after 1999 except for certain grandfathered individuals. You can elect to have that portion of a lump-sum distribution attributable to years of participation prior to January 1, 1974 given capital gains treatment. The percentage of pre-74 distribution subject to capital gains treatment decreases as follows: 100%, 1987; 95%, 1988; 75%, 1989; 50%, 1990; and 25%, 1991. For tax
years 1992 and later no capital gains treatment is available (except that taxpayers who were age 50 before 1986 may still elect capital gains treatment). If you receive such a distribution you may be able to make a "tax-free rollover" of the distribution less your "investment in the contract" into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

INDIVIDUAL RETIREMENT ANNUITIES (IRA)

Section 408(b) of the Code provides that an individual may invest an amount up to $2,000 per year of earned income in an IRA and claim it as a personal tax deduction if such person is not an "active participant" in an employer maintained qualified retirement plan or such person has adjusted gross income which does not exceed the "applicable dollar limit." For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly. In the alternative, an individual otherwise qualified for an IRA may elect to contribute to an IRA for the individual and for the individual's non-working spouse, with the total deduction limited to $4,000.

You may make non-deductible IRA contributions to the extent they are ineligible to make deductible IRA contributions. Any amount received from another qualified plan (including another individual retirement arrangement) which is eligible as a "tax-free rollover" may be invested in an IRA, and is not counted toward the overall contribution limit. Earnings on nondeductible IRA contributions are not subject to tax until they are withdrawn. The combined limit on designated nondeductible and deductible contributions for a tax year is the lesser of 100% of compensation or $2,000 ($4,000 in the case of an additional contribution to a spousal IRA).

Generally, distributions (all or part) made prior to age 59 1/2 (except in the case of death or disability) will result in a penalty tax of 10% plus ordinary income tax treatment of the amount received. Additionally, there is an excise tax of 6% of the amount contributed in excess of either the deductible limit or nondeductible limit, as indicated above, if such amount is not withdrawn prior to the filing of the income tax return for the year of contribution or applied as an allowable contribution for a subsequent year. The excise tax will continue to apply each year until the excess contribution is corrected. Distributions after age 59 1/2 are treated as ordinary income at the time received. Distributions must commence before April 1 following the year in which the individual reaches age 70 1/2. A 50% nondeductible excise tax is imposed on the excess in any tax year of the amount that should have been distributed over the amount actually distributed.

Section 408A of the Code provides for a special type of IRA called a Roth IRA. No tax deduction is allowed for contributions to a Roth IRA, but assets grow on a tax-deferred basis. Under certain circumstances, withdrawals from a Roth IRA can be excludable from income. Eligibility for a Roth IRA is based on adjusted gross income and filing status. Special rules apply which allow traditional IRAs to be rolled over or converted to a Roth IRA.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

Under Section 408 of the Code, employers may establish SEPPs for their employees. Under these plans the employer may contribute on behalf of an employee to an individual retirement account or annuity. The amount of the contribution is excludable from the employee's income.

Certain employees who participate in a SEPP will be entitled to elect to have the employer make contributions to a SEPP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to a SEPP, it is not treated as current taxable income to the employee. Elective deferrals under a SEPP are subject to an inflation-indexed limit which is $10,000 for 1998. Salary-reduction SEPPs are available only if at least 50% of the employees elect to have amounts contributed to the SEPP and if the employer has 25 or fewer employees at all times during the preceding year. New salary-reduction SEPPs may not be established after 1996.

An employee may also take a deduction for individual contributions to the IRA, subject to the limits applicable to IRAs in general. Withdrawals from the IRAs to which the employer contributes must be permitted. These withdrawals, however, are subject to the general rules with respect to withdrawals from IRAs.

WITHHOLDING ON DISTRIBUTION

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number any payments under the contract will automatically be subject to withholding.

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

APPENDIX A

                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision write or call the address shown below:

The Ohio National Life Insurance Company
Variable Annuity Administration
P. O. Box 2669
Cincinnati, Ohio 45201
Telephone: 1-800-366-6654 -- 8:30 a.m. - 4:30 p.m. (Eastern time zone)

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have Adjusted Gross Income which does not exceed the "applicable dollar limit". IRA (or SEPP-IRA) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEPP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEPP-IRA are subject to an inflation-adjusted limit which is $10,000 for 1998. Salary-reduction SEPP-IRAs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New salary-reduction SEPPs may not be established after 1996.

The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 15% of your salary or $24,000. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an "excess contribution". You are permitted to withdraw an excess contribution from your IRA or SEPP-IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions for penalties imposed on withdrawal when the contribution exceeds $2,000).

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA's; (ii) $4,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions". If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEPP-IRA and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEPP-IRA) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEPP-IRA be forfeited. To insure that your contributions will be used for your retirement, the federal tax law does not permit you to use your IRA or SEPP-IRA as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEPP-IRA to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEPP-IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA (or SEPP-IRA). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age or 59 1/2 totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

DISTRIBUTION AT RETIREMENT

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them.

INADEQUATE DISTRIBUTIONS -- 50% TAX

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before 1/1/99, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

PROTOTYPE STATUS

The Internal Revenue Service has been requested to review the format of your SEPP, and to issue an opinion letter to Ohio National Life stating that your IRA qualifies as a prototype SEPP.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                    ILLUSTRATION OF IRA FIXED ACCUMULATIONS

                        AGE 60                          AGE 65                          AGE 70
                      GUARANTEED                      GUARANTEED                      GUARANTEED
                    SURRENDER VALUE                 SURRENDER VALUE                 SURRENDER VALUE
             -----------------------------   -----------------------------   -----------------------------
                                $2,000                          $2,000                          $2,000
                $1,000         ONE TIME         $1,000         ONE TIME         $1,000         ONE TIME
 CONTRACT       ANNUAL         LUMP SUM         ANNUAL         LUMP SUM         ANNUAL         LUMP SUM
ANNIVERSARY  CONTRIBUTIONS   CONTRIBUTION    CONTRIBUTIONS   CONTRIBUTION    CONTRIBUTIONS   CONTRIBUTION
-----------  -------------   -------------   -------------   -------------   -------------   -------------
     1        $    925.35     $  2,027.45     $    925.35     $  2,027.45     $    925.35     $  2,027.45
     2           1,878.46        2,055.72        1,878.46        2,055.72        1,878.46        2,055.72
     3           2,870.01        2,083.76        2,870.01        2,083.76        2,870.01        2,083.76
     4           3,901.83        2,111.91        3,901.83        2,111.91        3,901.83        2,111.91
     5           4,975.45        2,140.16        4,975.45        2,104.16        4,975.45        2,140.16
     6           6,102.14        2,166.24        6,102.14        2,166.24        6,102.14        2,166.24
     7           7,276.08        2,194.24        7,276.08        2,194.24        7,276.08        2,194.24
     8           8,497.12        2,222.31        8,497.12        2,222.31        8,497.12        2,222.31
     9           9,757.56        2,253.98        9,757.56        2,253.98        9,757.56        2,253.98
    10          11,055.81        2,286.60       11,055.81        2,286.60       11,055.81        2,286.60
    15          18,155.17        2,464.97       18,155.17        2,464.97       18,155.17        2,464.97
    20          26,385.27        2,671.76       26,385.27        2,671.76       26,385.27        2,671.76
    25          35,926.22        2,911.48       35,926.22        2,911.48       35,926.22        2,911.48
    30          46,986.79        3,189.39       46,986.79        3,189.39       46,986.79        3,189.39
    35          59,809.02        3,511.55       59,809.02        3,511.55       59,809.02        3,511.55
    40          74,673.50        3,885.03       74,673.50        3,885.03       74,673.50        3,885.03
    45          91,905.51        4,318.00       91,905.51        4,318.00       91,905.51        4,318.00
    50         111,882.13        4,819.92      111,882.13        4,819.92      111,882.13        4,819.92
    55         135,040.51        5,401.79      135,040.51        5,401.79      135,040.51        5,401.79
    60         161,887.42        6,076.34      161,887.42        6,076.34      161,887.42        6,076.34
    65                                         193,010.34        6,858.32      193,010.34        6,858.32
    70                                                                         229,090.34        7,764.85

- Guaranteed Interest Rate: 3.00% is applicable to each contract anniversary.

- The Surrender Value is the Accumulation Values less the Contingent Deferred Sales Charge.

                  STATEMENT OF ADDITIONAL INFORMATION CONTENTS


Custodian
Independent Certified Public Accountants
Underwriter
Calculation of Money Market Subaccount Yield
Total Return
The Year 2000 Issue
Loans under Tax-Sheltered Annuities
Financial Statements for VAA and Ohio National Life